UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2005 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Nathan Lane North Plymouth, Minnesota		55442
(Address of Principal Executive Offices)		(Zip Code)

(763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

ev3 Inc. has decided to discontinue the development and commercialization of its Percutaneous Left Atrial Appendage Transcatheter Occlusion device, or PLAATO® device, which is designed to reduce the risk of stroke by occluding the left atrial appendage in the heart.  For the past three years, ev3 has extensively explored regulatory pathways and trial designs for establishing the PLAATO technology in the U.S. marketplace.  Although ev3 recently has obtained conditional approval from the U.S. Food and Drug Administration for an investigational device exemption, or IDE, clinical trial for its PLAATO device, ev3 has determined that, due to the time, cost and risk of enrollment, the trial design ultimately mandated by the FDA is not commercially feasible for ev3 at this time.  ev3 plans to complete the follow-up on its PLAATO clinical activities currently in process and to keep all options open regarding the future of the PLAATO technology.  In connection with its decision to discontinue the development and commercialization of the PLAATO device, ev3 plans to phase out the commercial availability of the PLAATO device in Europe by year end.

The information contained in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by ev3 Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as may be expressly set forth by specific reference in such filing.

Statements contained in this report that are not historical information are forward-looking statements as defined within the Private Securities Litigation Reform Act of 1995.  Examples of forward-looking statements in this report include ev3’s future plans with respect to the PLAATO technology and its plans for completing the follow-up on existing PLAATO clinical activities and discontinuing the commercial availability of the PLAATO device in Europe.  Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied.  Such potential risks and uncertainties relate, but are not limited, to, in no particular order:  product demand and market acceptance, the impact of competitive products and pricing, and success of clinical testing.  More detailed information on these and additional factors which could affect ev3 Inc.’s operating and financial results are described in the company’s filings with the Securities and Exchange Commission, including its most recent quarterly report on Form 10-Q.  ev3 Inc. urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the company faces.  Additionally, ev3 Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements, which may be made to reflect events or circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2005		ev3 Inc.

	By:	/s/ L. Cecily Hines
	Name:	L. Cecily Hines
	Title:	Vice President, Secretary and Chief Legal Officer